Exhibit 99.1

DBD Donors Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about our results of operations, commercial opportunity and the rate of adoption and benefits of the OCS. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to our anticipation that we will continue to incur losses in the future; our potential need to raise additional funding; our existing and any future indebtedness, including our ability to comply with affirmative and negative covenants under our credit agreement, and our ability to obtain additional financing on favorable terms or at all; the fluctuation of our financial results from quarter to quarter; our ability to use net operating losses and research and development credit carryforwards; our dependence on the success of the OCS; the rate and degree of market acceptance of the OCS; our ability to educate patients, surgeons, transplant centers and private payors of benefits offered by the OCS; our ability to improve the OCS platform; our dependence on a limited number of customers for a significant portion of our net revenue; the timing of and our ability to obtain and maintain regulatory approvals or clearances for our OCS products; our ability to adequately respond to FDA follow-up inquiries in a timely manner; the performance of our third-party suppliers and manufacturers; the timing or results of clinical trials for the OCS; our manufacturing, sales, marketing and clinical support capabilities and strategy; attacks against our information technology infrastructure; the economic, political and other risks associated with our foreign operations; our ability to attract and retain key personnel; our ability to protect, defend, maintain and enforce our intellectual property rights relating to the OCS and avoid allegations that our products infringe, misappropriate or otherwise violate the intellectual property rights of third parties; our expectations for the pricing of the OCS, as well as the reimbursement coverage for the OCS in the United States and internationally; regulatory developments in the United States, European Union and other jurisdictions; the extent and success of competing products that are or may become available; the impact of any product recalls or improper use of our products; our estimates regarding revenues, expenses and needs for additional financing; and the risks identified under the heading “Risk Factors” and elsewhere in the final prospectus dated May 1, 2019 related to our initial public offering, and in our quarterly report on Form 10-Q for the quarter ended September 28, 2019, which are available on the SEC’s website at www.sec.gov. Additional information will be made available by our quarterly reports on Form 10-Q and other filings that we make from time to time with the SEC. These forward-looking statements (except as otherwise noted) speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Organ Transplant Therapy Benefits and Challenges PATIENTS: Longer life expectancy Better quality of life PROVIDERS: Treatment of choice for end-stage organ failure Revenue growth PAYORS: Cost-effective treatment for end-stage organ failure Benefits of Transplantation Current Market Challenges LOW UTILIZATION: Need to Improve Utilization of Existing Donor Organs for Transplants CHALLENGING CLINICAL OUTCOMES: Need to Improve Post-Transplant Clinical Outcomes

Pre-Transplant Innovations Medical Management Mechanical Circulatory Support Devices Cardiac Synchronization Devices Renal Dialysis Organ Preservation Lacked Innovation for 4 Decades – Critical Missing Link Post-Transplant Innovations Surgical Techniques Anesthesia & Critical Care Post-Operative Care Immunosuppressives MISSING LINK Organ Preservation For Transplant Lacking Innovation

Cold Storage Limits Utilization of Donor Organs and Has Been Shown to Negatively Impact Post-Transplant Outcomes Significant Under Utilization Only 2-3 out of 10 thoracic organs are used Cold Storage Challenging Post- Transplant Clinical Outcomes Severe Time-Dependent Injury (Ischemia) No Organ Optimization Capabilities No Assessment of Organ Viability 30%-35% Post-transplant Complications

Transplantation is a Supply Constrained Market Due To Limitations of Cold Storage Preservation Method

High Demand for More Transplants

Large Supply of Donor Organs Exists

DBD: Donor after Brain Death
DCD: Donor after Circulatory Death

Significant Underutilization of Available Organs for Transplantation


DEMAND
LUNG FAILURE
HEART FAILURE
LIVER FAILURE
KIDNEY FAILURE
SUPPLY
DBD Donors ~19,000 Annually
DCD Donors ~48,000 Annually
LIMITATION
COLD STORAGE

DBD Donors:
23% Lungs – 32% Heart Utilization

DCD Donors:
<5% Lung Utilization
0% Heart Utilization

Source: U.S. Organ Procurement and Transplant Network (OPTN) 2016 Annual Report, Institute of Medicine of the National Academy of Science (2006)

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Organ Preservation is a Critical Weak Link Between Pre- and Post-Transplant State for Transplant Recipients

DCD Donors DBD Donors 67,000 Total Donors Significant Market Opportunity for Currently Unutilized Organs Estimated Annual Donor Pools: U.S., Canada, E.U. and Australia Source: OPTN; Global Observatory on Donation and Transplantation; Institute of Medicine of the National Academy of Science (2006) Significant Underutilization Utilized Organs Unutilized DBD Organs Unutilized DCD Organs

TransMedics Organ Care System (OCS™) – Transforming Organ Transplantation OCS Significant Reduction in Ischemia Enable Organ Optimization Outside of the Human Body Allow for Organ Viability Assessment 81-87% Utilization of Donor Lungs & Hearts 10-14% Post-transplant Complications Significant Improvement of Clinical Outcomes

The OCS™ Impact on Donor Organ Utilization OCS Lungs Utilized for Transplants OCS Hearts Utilized for Transplants OCS DCD Hearts Utilized for Transplants OCS Lung EXPAND Trial Results OCS Heart EXPAND Trial Results OCS Heart OUS Commercial Use 0%

Pushing Historical Boundaries of Cold Storage 20+ Hours Time from Donor to Recipient Raleigh, NC Hawaii 4,700 Miles

$Million OCS™ Enables an $8.0 Billion Potential Annual Opportunity Total OCS Annual Opportunity OCS Enabled DBD Transplants Current Transplants OCS Enabled DCD Transplants

TransMedics

Significant Multi-Organ Opportunity with Proven Evidence

OCS™ Lung

~$2.5 Billion *Potential Opportunity*

87% Utilization of lungs currently unused from DBD & DCD donors – good outcomes

50% Reduction of severe post-transplant complications

OCS™ Heart

~$2.5 Billion *Potential Opportunity*

81% Utilization of DBD hearts currently unused – good outcomes

65% Lower* severe post-transplant complications

ONLY Technology to enable successful DCD heart transplants –hearts **NEVER** used before OCS

OCS™ Liver

~$3 Billion *Potential Opportunity*

PROTECT Liver Trial Completed enrollment – 300 patients

PMA To be filed H1 2020

Hospital Profit Margin and Hospital Top-Line Transplant Revenue

* Nicoara A., et al. Primary graft dysfunction after heart transplantation: Incidence, trends, and associated risk factors; Am J Transplant. 2018;18:1461–1470.

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OCS™ Product Offering – Disposable-Driven Business OCS Perfusion Set OCS Solutions OCS Console Hardware Single-Use Disposables

Increase transplant volume Achieve better clinical outcomes Drive revenue and margin Achieve center of excellence status with payors Meet CMS performance metrics for outcomes Clinical Users Transplant Centers Key Market Drivers Utilize and allocate more donor organs for transplantation Meet their performance standard by CMS Drive revenue Organ Procurement Organizations Utilize and allocate more donor organs for transplantation National allocation of organs to maximize utilization Drive OPOs to utilize more organs or lose CMS payments Drive more cost-effective organ transplants System Wide CMS, UNOS & HHS

Liver Heart Lung Sources: OPTN Annual Report 2016, Global Observatory on Donation & Transplantation 2017 Newsletter Ultraconcentrated Industry With Significant Overlap Between Organs ~50-55 Transplant Centers Drive 70% of Lung, Heart and Liver Transplants in the U.S.

OCS Centers in the U.S. – Lung, Heart & Liver Centers

Leverage the existing clinical knowledge base already in place to drive deeper utilization before expanding into new centers Use post-market registries to drive deeper adoption & expand clinical indications Minimize logistical barriers to broader adoption Deeper Clinical Adoption/Utilization TransMedics Strategy Expand awareness of OCS™ positive impact on donor organ utilization Expand our offering to OPOs to leverage the clinical benefits of OCS to improve utilization rates of DBD and DCD organs Minimize logistical barriers to broader adoption Organ Procurement Organizations Expand awareness of OCS positive impact on donor organ utilization Active engagement to coordinate national efforts to maximize donor organ utilization System Wide CMS, UNOS & HHS

National Medicare Coverage for OCS™ Lung, Heart and Liver Transplants Already Achieved During U.S. Pivotal Trials & Lung Commercialization Potential Economic Benefits Further Support Market Adoption Positive System-Wide Impact for Multiple Stakeholders Improved access to cost effective organ transplant treatment Reduction of complications improves margin and reduces payors exposure Reduction of waiting list costs to payors Significant revenue growth for hospitals

TransMedics

Potential Growth Catalysts anticipated for 2020 & Beyond

OCS™ Lung

- Continue to Drive Deeper Adoption and Utilization of OCS Lung

OCS™ Heart

- FDA Panel in Q1
- FDA PMA Approval Q2
- U.S. Launch DBD Indication Q3
- OCS Heart DCD Trial – Actively Enrolling (10/55 patients transplanted to date)

OCS™ Liver

- File PMA to FDA Q2
- PROTECT Trial Readout Q2
- Launch OCS Liver DCD Trial & CAP Protocol to Drive Clinical Momentum Q2

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TransMedics

TransMedics – Distancing from the Competition



GLOBAL PRESENCE
Established Presence at Leading Global Academic Transplant Centers

TECHNOLOGY
Technology Customized to Fit in Current Work Flow

INDICATIONS
Multiple Possible FDA PMAs for New Indications

EVIDENCE
Established Body of Global Clinical Evidence

VERSATILE
The Only Multi-Organ Platform

IP
~199 Issued Patents and Pending Patent Applications Worldwide as of Oct 31, 2019

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TransMedics: Significant Growth Opportunity $8 Billion Greenfield Opportunity Paradigm Shifting Platform Technology Large Body of Clinical Evidence 2 FDA PMAs Approved 1 PMA Under Review & 1 Planned for 2020 Disposable-Driven Business Model Established U.S. Reimbursement 1,500+ Patients Have Received Life-Saving Organ Transplants Using TransMedics Organ Care System (OCS™) Technology

Organ Care System (OCS™)  Redefining What’s Possible in Organ Transplantation